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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Quarterly Report of Hostopia.com Inc. (the "Company") on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Colin Campbell, Chief Executive Officer of the Company, hereby certify, to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2006	/s/ COLIN CAMPBELL Colin Campbell Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350